Exhibit EX-24

SPECIAL POWER OF ATTORNEY

RICHARD RIHN, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Richard Rihn, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Richard Rihn, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

ROBERT J. OAKES, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Robert J. Oakes, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Robert J. Oakes, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

RICHARD MARCHICK, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Richard Marchick, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Richard Marchick, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

ROBERT R. HAUMEDER, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Robert R. Haumeder, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Robert R. Haumeder, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

ROBERT E. GWYNN, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Robert E. Gwynn, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Robert E. Gwynn, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

ALBERT K. GREENBERG, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Albert K. Greenberg, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Albert K. Greenberg, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

WILLIAM R. FORSYTHE, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, William R. Forsythe, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) William R. Forsythe, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

BRUCE M. FISHER, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Bruce M. Fisher, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Bruce M. Fisher, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

KLAUS R. DEHLINGER, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Klaus Dehlinger, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Klaus R. Dehlinger, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: December 19, 1989

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

MICHAEL L. COHEN, M.D., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, Michael L. Cohen, M.D., a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) Michael L. Cohen, M.D.

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: February 10, 1997

(Signature) L. Richard Mello

SPECIAL POWER OF ATTORNEY

WILLIAM N. GUERTIN., PRINCIPAL

L. RICHARD MELLO, ATTORNEY-IN-FACT

I, William N. Guertin, a member of the Supervisory Committee of the Alameda-Contra Costa Medical Association Collective Investment Trust for Retirement Plans (the "Trust"), whose principal office is at 6230 Claremont Avenue, Oakland, California, appoint L. Richard Mello, whose business address is 6230 Claremont Avenue, Oakland, California as my true and lawful attorney-in-fact to act in my place for purposes of signing, executing, and delivering in my name or otherwise, such instruments as may be required in connection with the operation and business of the Trust, which shall include but not necessarily by limited to any instruments filed with the Securities and Exchange Commission, Internal Revenue Service, Department of Corporations of the State of California, Franchise Tax Board of the State of California or any other agency, bureau, or department of any other state or local government.

I further grant to my attorney-in-fact full authority to act in any manner proper and necessary to the exercise of the foregoing powers.

The authority granted to my attorney-in-fact under this instrument shall continue in full force and effect until the earliest of the time of my death, incapacity or resignation or removal from the Supervisory Committee of the Trust.

IN WITNESS WHEREOF, I have executed this Special Power of
Attorney on December 19, 1989 at Oakland, California.

(Signature) William N. Guertin

ACCEPTANCE

I, L. Richard Mello, accept the authority granted under this Special Power of Attorney

Dated: February 10, 1997

(Signature) L. Richard Mello